EXHIBIT 10.1


                        OCCIDENTAL PETROLEUM CORPORATION
                             1987 STOCK OPTION PLAN
                     (AS AMENDED THROUGH SEPTEMBER 12, 2002)


       1. PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to enhance the value of the stockholders' investment in Occidental Petroleum Corporation (the "Company") by encouraging key employees, upon whose performance the Company and its subsidiaries is largely dependent for the successful conduct of its operations, to acquire and retain a financial interest in the Company. In addition, the Plan is intended to enable the Company and its subsidiaries to compete effectively for and retain the services of such employees.

       It is intended that incentive stock options ("ISOs") (as defined by Section 422A of the Internal Revenue Code of 1986, as amended or superseded (the "Code")), other stock options, and stock appreciation rights ("SARs") may be granted under this Plan.

       2. ADMINISTRATION OF THE PLAN.

       (a) The Plan shall be administered by a committee (the "Option Committee") which shall be constituted so as to permit the Plan to continue to comply with Rule 16b-3, as currently in effect or as hereafter modified or amended, promulgated under the Securities Exchange Act of 1934, as amended. The interpretation and construction of any provision of the Plan or any option or right granted hereunder and all determinations by the Option Committee in each case shall be final, binding and conclusive with respect to all interested parties, unless otherwise determined by the board of directors. No member of the Option Committee shall be personally liable for any action, failure to act, determination, interpretation or construction made in good faith with respect to the Plan or any option or right or transaction thereunder.

       (b) The Option Committee shall have full power and authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to take any and all action required or permitted to be taken under the Plan. Such full power and authority shall include, without limitation, the selection of participants to whom stock options or stock appreciation rights may be granted pursuant to the Plan; the determination of the number of shares of Common Stock which may be covered by stock options or stock appreciation rights granted to any such participant of the Plan and the purchase price thereof; the granting of options and related rights; the right to interpret and construct any provision of the Plan or any option or right granted hereunder; the making of all required or appropriate determinations under the Plan or any option or right granted hereunder; the fixing and determining of the terms, provisions, conditions and restrictions of all option instruments or agreements (and any related rights), which need not be identical, entered into or issued in connection with grants under the Plan; and the adoption, amendment and rescission of such rules and regulations relating to the Plan as the Option Committee shall determine in its discretion subject to the express provisions of the Plan.

       (c) Notwithstanding the provisions of Section 5 regarding the term of this Plan, all authority of the Board and the Option Committee with respect to options granted hereunder, including (subject to share limits) the authority to amend outstanding options, shall continue after
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the term of this Plan, so long as any option remains outstanding. The Option
Committee shall have the authority to amend options to allow a deferred payment in respect of such option under any deferred compensation plan of the Company, consistent with Section 6(l). Any such settlement or deferral shall not be deemed a new grant hereunder so long as all shares issuable under this Plan in respect thereof do not exceed the aggregate number of shares subject to the options so paid thereby. If the delivery of shares has been deferred in accordance with the foregoing or Section 6(l), such shares shall be charged against the share limits of this Plan and shall not again become available for other purposes under this Plan, regardless of whether such deferred shares are eventually issued under a Company deferred compensation plan. The authority of the Committee shall continue in respect of any deferral so authorized.

       3. PARTICIPANTS. Participants in the Plan shall be key employees of the Company or its subsidiaries selected as hereinafter provided. Key employees may include officers of the Company or its subsidiaries who are also directors of the Company but not directors who are not employees of the Company or its subsidiaries. Nothing contained in this Plan, nor in any option or right granted pursuant to the Plan, shall confer upon any employee any right to continue in the employ of the Company or any subsidiary nor limit in any way the right of the Company or any subsidiary to terminate his employment at any time.

       4. THE STOCK. The shares of stock available for the grant of options (with or without a related SAR) under this Plan shall consist of 9,000,000 shares of Common Stock, par value $.20 per share (the "Common Stock"), of the Company, subject to adjustment as provided in Section 8 hereof. Such number of shares may be set aside out of the authorized but unissued Common Stock of the Company not reserved for any purpose or out of Common Stock held in or acquired for the treasury of the Company. Should an option be terminated for any reason without being exercised or cancelled in whole or in part, the shares subject to the portion of the option not so exercised, but which is cancelled, shall be available for subsequent grants under this Plan; provided, however, that if such option or part thereof is surrendered by the optionee by reason of the exercise of a related SAR or other rights granted hereunder, then the shares represented by such option or part shall not be available for subsequent grants under this Plan. If "Rights" (as such term is defined in that certain Rights Agreement, dated as of October 17, 1986, between the Company and Manufacturers Hanover Trust Company as successor Rights Agent, as such Rights Agreement may be supplemented or amended (the "Rights Agreement")) would be issuable in connection with issuances of Common Stock at the time of exercise of an option under this Plan, then such option shall also entitle the optionee to receive Rights to the extent set forth in the Rights Agreement.

       5. EFFECTIVE DATE AND TERMINATION OF PLAN. The Plan shall become effective on May 21, 1987 subject to ratification and approval of the Plan by the affirmative vote of the holders of a majority of the securities of the Company present, either in person or by proxy and entitled to vote thereat, at a duly held meeting held within twelve (12) months of the adoption of the Plan by the board of directors. This Plan shall terminate upon the earlier of (i) May 20, 1997; or (ii) the date on which all shares available for issuance under the Plan have been issued pursuant to the exercise of options granted hereunder or with respect to which payments have been made upon the exercise of a related SAR or other rights; or (iii) the determination of the board of directors


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that the Plan shall terminate. No options may be granted under the Plan after the termination date, provided that the options granted and outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

       6. GRANT, TERMS AND CONDITIONS OF OPTIONS. Options may be granted at any time and from time to time prior to the termination of the Plan to such eligible employees and on such terms and conditions as determined by the Option Committee. All options shall be granted under the Plan by execution of instruments in writing in the form approved by the Option Committee. Notwithstanding any contrary provision of this Plan other than Section 9 hereof, with respect to any ISOs granted under any plan of the Company or its subsidiaries or any parent, the aggregate fair market value (determined at the time the option is granted) of the shares with respect to which such ISOs are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its subsidiaries and any parent) shall not exceed One Hundred Thousand Dollars ($100,000.00).

       All options granted pursuant to the Plan shall be subject to the following terms and conditions and such other terms and conditions determined by the Option Committee which are not inconsistent therewith:

       (a) Price. The option exercise price per share of each option shall be determined by the Option Committee, provided that in no instance shall such price be less than the fair market value of a share of Common Stock (as defined by subsection (j) hereof) on the date the option is granted. The option exercise price shall be subject to adjustment only as provided in Section 8 hereof.

       (b) Term of Options. Options other than ISOs may be granted for terms of up to but not exceeding ten (10) years and one (1) month from the date the particular option is granted. ISOs may be granted for terms up to but not exceeding ten (10) years from the date the particular option is granted. Each such option shall be subject to earlier termination as provided in subsection
(f) of this Section 6.

       (c) Exercise of Options. Each option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such option. An option may not be exercised as to less than ten (10) shares at any one time, unless the remaining shares then purchasable under the option are less than ten (10) shares, in which case the optionee must purchase all unpurchased shares. No fractional shares shall be issued, and fractional shares remaining in any option shall be rounded down to the nearest whole number of shares.

       (d) Alternate Exercise in Case of Hardship. In the case of options other than ISOs, in the event of either:

              (i) the death of the optionee (subject to Section 6(f)(ii) hereof), or


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              (ii) the imminent expiration of the option where the optionee is absent from the United States or is otherwise subject to a hardship which renders exercise of the option by such optionee unreasonable or impossible prior to its expiration date, the Option Committee in its sole and absolute discretion may issue or cause to have issued to the optionee or his estate (in lieu of the exercise of said option) the number of shares which represent the difference (if any) between the aggregate option exercise price and the aggregate fair market value of the shares of Common Stock with respect to which the option is then exercisable, determined as of the date of issuance of said shares. In such event the option shall be deemed fully exercised for all purposes hereof and all shares represented by said option (whether or not issued under this subsection
(d)) shall not be available for future grant or issuance under this Plan. Without limiting the generality of the foregoing or subsection (c) of this
Section 6, no fractional shares shall be issued, and any fractional shares remaining shall be rounded down to the nearest whole number of shares.

       (e) Notice of Exercise and Payment. To the extent that the option is then exercisable, an option shall be exercised by oral or written notice to the Company, stating the number of shares with respect to which the option is being exercised and the intended manner of payment. The date of the notice shall be the exercise date. Any oral notice of exercise shall be confirmed in writing in all cases to the Company no later than concurrently with payment for the shares as required herein. Payment for the shares purchased shall be made in full to the Company within ten (10) business days after the exercise date in cash or check payable to the order of the Company equal to the option price for the shares being purchased , in whole shares of Common Stock of the Company owned by the optionee having a fair market value on the exercise date (as define by subsection (j) hereof) equal to the option price for the shares being purchased, or a combination of Common Stock and cash or check payable to the order of the Company, equal in the aggregate to the option price for the shares being purchased. Payment of Common Stock shall be made either (a) by delivery of stock certificates properly endorsed for transfer in negotiable form or (b) by attestation pursuant to procedures established by the Option Committee. If other than the optionee, the person or persons exercising the option shall be required to furnish to the Company appropriate documentation that such person or persons have the full legal right and power to exercise the option on behalf of and for the optionee.

       (f) Termination of Employment. Upon the termination of the employment of an optionee his rights to exercise any option then held by him shall be as follows:

              (i) Retirement or Disability. If the employment is terminated because of retirement under any pension or retirement plan of the Company or its subsidiaries, or because of disability or for any other reason as approved in the sole discretion of the Option Committee, each option other than an ISO then held by the optionee shall terminate on the earlier of (a) eighteen (18) months after termination of employment or (b) the fixed expiration date of said option. In the case of ISOs, if the employment of the optionee terminates by reason of retirement (as defined herein) or disability, each ISO then held by the optionee shall terminate on the earlier of (a) three (3) months after termination of employment or (b) the fixed expiration date of said option; provided further that if such termination of employment occurs by reason of disability within the meaning of Section 422A(c)(7) of the Code said three (3) month period shall be extended to one (1) year.


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              (ii) Death. If the employment of the optionee is terminated by reason of death, each option held by the optionee on the date of his death shall be exercisable by his estate and shall terminate on the earlier of (a) twelve
(12) months after the date of death or (b) the fixed expiration date of said option. For purposes hereof, the estate of an optionee shall be defined to include the legal representatives thereof of any other person who has acquired the right to exercise an option by reason of the death of the optionee.

              (iii) Terminations without Cause. If the employment of the optionee is terminated without cause for any reason other than provided in subpart (i) or (ii) of this subsection and other than by voluntary resignation, each option then held by the optionee shall terminate on the earlier of (a) thirty (30) days after termination of employment or (b) the fixed expiration date of said option.

              (iv) Terminations for Cause or by Voluntary Resignation. If the employment of the optionee is terminated for cause or by voluntary resignation, any and all options held by the optionee shall immediately terminate without regard to services rendered on or prior to the date of termination or any other payments or benefits made or transferred to the optionee as a result of or related to said termination. For purposes hereof, termination of employment for cause shall be deemed to occur upon receipt by the optionee of notice or advice (whether written or oral) that his employment is terminated.

              (v) Other Restrictions. Notwithstanding any contrary provision hereof, no option shall be exercisable after the fixed expiration date provided in the option, nor for any number of shares in excess of the number of shares for which the option is then exercisable on the date of termination of employment; provided that the Option Committee in its discretion may permit the full exercise of any option other than an ISO which is held by an optionee who has terminated employment other than for cause or by voluntary resignation. Without limiting the generality of Section 2 hereof, the Option Committee in each case shall have the authority to determine the reason for and date of termination of employment, which determination shall be final, binding and conclusive on all interested parties.

       (g) Transferability of Options. Any option granted hereunder shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the lifetime of the optionee only by him.

       (h) Other Terms and Conditions. Options may contain such other terms, conditions or provisions, which shall not be inconsistent with this Plan, as the Option Committee shall deem appropriate.

       (i) Tax Withholding. Any option (and related SAR or other right, if any) granted hereunder shall provided as determined by the Option Committee for appropriate arrangements for the satisfaction by the Company and the optionee of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option or any related SAR or other right or payment or the later disposition of the shares of


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Common Stock or other property thereby acquired and all such additional taxes or amounts as determined by the Option Committee in its discretion, including without limitation the right of the Company or any subsidiary thereof to deduct or withhold in the form of cash or shares from any transfer or payment to an optionee or to receive transfers of shares of Common Stock or other property from the optionee, in such amount or amounts deemed required or appropriate by the Option Committee in its discretion.

       (j) Fair Market Value. The "fair market value" of a share of Common Stock on any relevant date for purposes of any provision of this Plan shall be the last reported sales price of a share of Common Stock on the New York Stock Exchange--Composite Transactions on such date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale is transacted.

       (k) Cancellation of Option. The Option Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionee or optionees, the cancellation of any or all outstanding options granted under the Plan and the grant in substitution therefor of new options under the Plan (subject to the limitations hereof) covering the same or different numbers of shares of Common Stock at an option price per share in all events not less than fair market value on the new grant date (as determined under subsection (j) of this Section 6).

       (l) The Option Committee may allow the delayed payment or delivery of shares of Common Stock that may become due under this Plan. Without limiting the generality of the foregoing, the deferral of any shares of Common Stock distributable upon the exercise of a nonqualified stock option may be in the form of deferred shares under the Occidental Petroleum Corporation Deferred Stock Program.

       7. STOCK APPRECIATION RIGHTS. Any option granted or to be granted under this plan may, in the sole and absolute discretion of the Option Committee, include a related stock appreciation right ("SAR") with respect to all or part of the shares of Common Stock subject to said option as determined by the Option Committee. Said SAR may be granted at the time said option is granted or (in the case of options other than ISOs) at a later date with respect to any existing option. Optionees granted an SAR may exercise the SAR by oral or written notice to the Company, stating the number of shares with respect to which the SAR is being exercised, to the extent that said SAR is then exercisable. Any oral notice of exercise of said SAR shall be confirmed in writing in all cases no later than the date of payment to the optionee. In the event of the exercise of an SAR, the obligation of the Company in respect of the option to which the SAR relates (or such portion thereof) shall be discharged by payment of the SAR so exercised.

       (a) SAR Payment. Any SAR granted hereunder shall set forth the method of computation and form of payment of the SAR and such other terms and conditions as determined by the Option Committee in its discretion or as otherwise required by this Plan, provided that no SAR shall exceed the difference between 100 percent of the then fair market value on the date of exercise of the shares of Common Stock subject to the option or portion thereof surrendered by the optionee, and the aggregate option exercise price of such shares. Without limiting the


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generality of the foregoing, the Option Committee may provide for the payment of said SAR in cash or in shares of Common Stock valued at fair market value as of the date of exercise, or in any combination thereof as determined by the Option Committee.

       (b) Other Provisions. Not withstanding any contrary provision hereof: (i) All SARs shall expire upon expiration of the option to which such SAR relates, and all SARs shall be exercisable only to the extent the option to which such SAR relates is then exercisable (further subject to such additional conditions and restrictions as may be imposed by the Option Committee), and (ii) in the case of any SAR related to an ISO grant hereunder said SAR shall be exercisable only when the then fair market value of the shares of Common Stock subject to the option (or portion thereof) surrendered by the optionee exceeds the exercise price of such option (or such portion thereof).

       (c) "Option". References in this Plan to the term "option" shall, where appropriate, include an SAR.

       8. ADJUSTMENT AND CHANGES IN THE COMMON STOCK.

       (a) In the event that the shares of Common Stock as presently constitute shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding options pursuant to the provisions of Section 9 hereof, there shall be substituted for or added to each share of stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the stock of the Company, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Option Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or which may be granted under the Plan, such adjustment shall be made in accordance with such determination. Fractional shares resulting from any adjustment in options pursuant to this Section 8 shall be rounded down to the nearest whole number of shares.

       (b) Notwithstanding the foregoing, any and all adjustments in connection with an ISO shall comply in all respects with Sections 422A and 425 of the Code and the regulations thereunder.

       (c) Notice of any adjustment shall be given by the Company to each holder of an option which shall have been so adjusted, provided that such adjustment (whether or not such notice is


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given) shall be effective and binding for all purposes of the Plan and any instrument or agreement issued thereunder.

       9. ACCELERATION OF OPTIONS.

       (a) In the event that the Company enters into one or more agreements to dispose of all or substantially all of the assets of the Company or the Company's stockholders dispose of or become obligated to dispose of 50% or more of the outstanding capital stock of the company other than to the Company or a subsidiary of the Company, in either case by means of sale (whether as a result of a tender offer or otherwise), merger, reorganization or liquidation in one or a series of related transactions ("Acceleration Event"), then each option outstanding under the Plan shall become exercisable during the fifteen (15) days immediately prior to the scheduled consummation of the Acceleration Event with respect to the full number of shares for which such option has been granted; provided, however, that no such Acceleration Event shall occur in the event that
(i) the primary purpose of the transaction is to change the Company's domicile solely within the United States, (ii) the terms of the agreement(s) require as a prerequisite for the consummation of the transaction that each such option shall either be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of capital stock of the successor corporation or parent thereof, and (iii) the transaction is approved by a majority of the members of the board of directors of the Company who had either been in office for more than twelve months prior to such transaction or had been elected, or nominated for election by the Company's stockholders, by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve-month period; and provided further that any such exercise of an option during such fifteen (15) day period shall be conditioned upon the consummation of such transaction and shall be effective only immediately before such consummation, except to the extent that an optionee may indicate, in writing, that such exercise is unconditional with regard to all or part of the unaccelerated portion of the option. Upon consummation of the Acceleration Event contemplated by said agreement, all outstanding options, whether or not accelerated, shall terminate and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

       (b) In the event of the occurrence of an Acceleration Event (as defined by subsection (a) of this Section 7), any optionee who is subject to the filing requirements imposed under Section 16(a) of the Securities Exchange Act of 1934 with respect to the Company shall receive a payment of cash equal to the difference between the aggregate Fair Value of the share of Common Stock subject to such accelerated option and the aggregate option exercise price of such shares. For this purpose, "Fair Value" shall mean the highest aggregate fair market value of the subject shares of Common Stock during the 60-day period immediately preceding the date of the consummation of the Acceleration Event (as determined under Section 6(j) hereof). Payment of said cash shall be made within 10 days after said consummation of the Acceleration Event. The foregoing payments under this subsection (b) shall be made in lieu of and in full discharge of any and all obligations of the Company in respect of all subject options and any related SARs of the optionee. Notwithstanding any of the foregoing, the provisions of this subsection (b) shall not be applicable to ISOs granted under this Plan.


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       (c) The grant of options (or related rights) under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       10. LISTING AND REGULATORY REQUIREMENTS. No option granted pursuant to this Plan shall be exercisable in whole or in part if at any time the Option Committee shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Option Committee.

       11. AMENDMENT OF THE PLAN. The board of directors may from time to time amend or modify or make such changes in and additions to this Plan as it may deem desirable, without further action on the part of the stockholders of the Company; provided, however, that unless the holders of a majority of the securities of the Company present or represented and entitled to vote at a duly held meeting shall have first given their approval, then (a) the maximum number of shares of Common Stock issuable under the Plan shall not be increased (except for permissible adjustments under Section 8 hereof), (b) the benefits accruing to the participants in the Plan shall not be materially increased, and (c) the requirements as to eligibility for participation in the Plan shall not be modified. Subject to and without limiting the generality of the foregoing, the board of directors may amend or modify the Plan and any outstanding options under the Plan to the extent necessary to qualify any or all of such options or future options to be granted for such beneficial federal income tax treatment as may be afforded employee stock options under the Code or any amendments thereto or other statutes or regulations or rules (or any interpretations thereof by any applicable governmental agency or entity) which become effective after the effective date of the Plan (including without limitation any proposed or final Treasury regulations).

       12. STOCKHOLDER RIGHTS. An optionee shall have none of the rights of a stockholder of the Company with respect to any shares subject to any option granted hereunder until such individual shall have exercised the option and been issued shares therefor.

       13. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to the options granted under this Plan shall be used for general corporate purposes.


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